Report of Independent Accountants on Applying
Agreed-Upon Procedures

“Loan File to Data File Comparison AUP Report”

Mr. Tetsuo Iimori
President and Representative Director
Orient Corporation
2-1, Kojimachi 5-chome, Chiyoda-ku, Tokyo,
102-8503, Japan

Ms. Satoko Ushiwatari
General Manager
Mizuho Trust & Banking Co., Ltd. as the Asset Trustee
3-3, Marunouchi 1-chome, Chiyoda-ku, Tokyo,
100-8241, Japan

Mr. Yoshiro Hamamoto
Representative Director
Mizuho Securities Co., Ltd. as the Financial Advisor
Otemachi First Square,
5-1, Otemachi 1-chome,
Chiyoda-ku, Tokyo,
100-0004, Japan

Mr. Jeremy Ebrahim
Managing Director
Mizuho Securities USA LLC as the Active Bookrunner
1271 Avenue of the Americas
New York, New York, 10020, U.S.A

Mr. Andy Lai
Managing Director, Head of Asset Finance & Securitisation, APAC
BNP Paribas as the Passive Bookrunner and the Swap Counterparty
63/F, Two International Finance Centre
8 Finance Street, Central
Hong Kong

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by the addressees of this report, who are collectively referred to herein as the “Specified Parties”, solely to assist you in relation to the accuracy of certain attributes of the collateral assets which may be included in the securitization transaction with respect to Orient Corporation (the “Company” or “Orico”) ’s asset-backed securitization program of auto loan receivables OSCAR US Funding XVII LLC (the “Transaction”). Orico is responsible for the information contained in a preliminary offering memorandum (the “Offering Memorandum”) related to the Transaction (the “Responsible Party”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for

PricewaterhouseCoopers Japan LLC
Otemachi Park Building, 1-1-1 Otemachi, Chiyoda-Ku,Tokyo 100-0004, Japan
Tel: +81 (3) 6212-6800, Fax: +81 (3) 6212-6801, www.pwc.com/jp/assurance which this report has been requested or for any other purpose.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ "due diligence defense" under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained ,or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

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Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 100 auto loan receivables, which the Specified Parties represent, was selected haphazardly from the pool of assets sold as part of the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•
The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;
•	The value of collateral securing such assets; and
•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Offering Memorandum that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Offering Memorandum.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
•	Your compliance with Rule 15Ga-2 of Securities Exchange Act of 1934;
•	The reasonableness of any of the assumptions provided by the Specified Parties; and
•	We draw any conclusions about the entire pool of retail installment auto receivables based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the transaction.

Our procedures and findings are as follows:
I.
Procedures related to the existence and eligibility of the assigned receivables (The eligibility of assigned receivables refers to evaluating whether the assigned receivables and its borrower meet the criteria of qualifying auto loan receivables and qualifying obligor subject to the ABS program.)

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For the purpose of preparing a report, we performed the following procedures on August 2, 2024 at the Head Office of Orico. The terms in the angle brackets ＜＞ were explained by Mr. Kawai, who is the responsible personnel of Finance Department of Orico.

(A)	We obtained the following documents with respect to 100 auto loan receivables selected by Orico (the “selected receivables”).

a.	Copy of the original written agreement entered into with the customer (the “Copy of the Original Written Agreement”)

b.	Dump list involving data of the receivables subject to the ABS program, which was extracted from the Orico’s credit receivables management system (“HELIOS System”) on July 10, 2024 (the “Dump List”)

c.
Excel file of inquiries on HELIOS System generated from the WebQuery system on July 10, 2024 (Data extracted from mainframe system, the “WebQuery Data File”) or screen copy of inquiries on HELIOS System generated from the terminal on July 10, 2024 (Data extracted from mainframe system, the “HELIOS Data”)

(B)	For the 100 selected receivables, we compared the following items in the Dump List with those specified in the relevant Copy of the Original Written Agreements and confirmed no discrepancy.

a.	“Shimei” ＜Customer (Borrower)’s full name＞

b.	“Jusho” ＜Customer (Borrower) address＞

c.	“Uriagegankin” ＜Amount of original principal＞

d.	“Kaiintesuryo” ＜Amount of fees charged to the customer (borrower) ＞

e.	“Gankin + Tesuryo” ＜Total amount of installment receivables including principal and fees＞

f.	“Shokai shiharai gaku” ＜Amount of the first installment payment＞

g.	“Tsukibarai 2-kaime iko shiharaigaku” ＜Amount of the second or subsequent monthly installment＞

h.	“Hensai Kaisu” ＜Number of monthly installments＞

i.	“Tsukibarai bonasu hensaigaku” ＜Amount of monthly installment with extra payment at bonus＞

(C)
We compared the following data in the Dump List and those in the WebQuery Data File (or  HELIOS Data where appropriate) to determine that the data of the selected receivables in the securitized receivables management system is consistent with those in the mainframe system.

a.	We compared and confirmed no discrepancy the followings with respect to 100 selected receivables.

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Items in the Dump List	“Shokai shiharai nengetsu” ＜Due date of first installment payment＞
Items in the WebQuery Data File or HELIOS Data	WebQuery Data File : “Shokai nengappi” ＜Due date of first installment payment＞; or HELIOS Data : “Shokai” ＜first installment payment＞ in “Zandaka joho” ＜The outstanding balance data ＞

b-i.  We compared and confirmed no discrepancy the followings with respect to 100 selected receivables.

Items in the Dump List	“Gankin + Tesuryo (jotoji)” ＜Total amount of installment receivables including principal and fees when assigned＞
Items in the WebQuery Data File or HELIOS Data
WebQuery Data File : “So saiken zandaka” ＜Total amount of installment receivables＞; or
HELIOS Data : “So saikengaku” ＜Total amount of installment receivables＞ in “Zandaka joho” ＜The outstanding balance data ＞

This procedure (b-ii) is applicable only in the case any discrepancy was found in the procedure (b-i) above. Given no discrepancy was found, we did not perform following procedure (b-ii).

 b-ii.  Compare the followings with respect to [xx] receivables.

Items in the Dump List	“Gankin + Tesuryo (jotoji)” ＜Total amount of installment receivables including principal and fees when assigned＞
Items in the HELIOS Data
“So saikengaku” ＜Total amount of installment receivables＞ in “Zandaka joho” ＜The outstanding balance data＞
+ The total amount of “Ganpon Jutogaku” ＜Amount appropriated to the principal＞ after the date July 10, 2024 in “Nyukin Rireki” ＜The past recorded data of received amount ＞

(D)	For the selected receivables, we inspected the Dump List and determined the followings:

a.	“Joto ji gankin” ＜Amount of principal when assigned＞ is JPY 20,000,000 or less.

b.	“Saishu hensai yoteinengetsu” ＜The final scheduled payment month of the monthly installments＞ is due before July 2031.

c.	“Zan hensai kaisu”＜The number of remaining installment payments at assignment of the receivable＞ is 3 or more, but 84 or less.
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(E)	For the selected receivables, we inspected the WebQuery Data File (or HELIOS Data where appropriate)and determined the followings:

a.	WebQuery Data File : “Tokusoku kubun” ＜Delinquency status＞ is “Kuhaku” ＜i.e. it is classified as normal receivables＞; or
HELIOS Data : “Tokusoku kubun” ＜Delinquency status＞ in “Zandaka joho” ＜The outstanding balance data＞ is “Seijo” ＜i.e. it is classified as normal receivables＞.

b.	WebQuery Data File : “Niji tokusoku ruisekikaisu” ＜Delinquency status 2＞ is “Kuhaku” or “0” ＜i.e. a reminder is not sent for overdue payment more than once.＞; or
HELIOS Data : “Tokusoku kubun 2” ＜Delinquency status 2＞ in “Zandaka joho” ＜The outstanding balance data＞ is “0” ＜i.e. a reminder is not sent for overdue payment more than once.＞.

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We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion on the information provided including financial data or assertions.  Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

PricewaterhouseCoopers Japan LLC

/s/ PricewaterhouseCoopers Japan LLC________
August 30, 2024

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